[WFS FINANCIAL INC LOGO]


                        WFS FINANCIAL 2000-C OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of January 31, 2001
                   for Distribution Date of February 20, 2001


===================================================================================================================
COLLECTIONS                                                                                    DOLLARS
Payments received                                                                                    141,830,651.13
                  Plus:
                        Servicer Advances                                           893,237.83
                        Reimbursement of holds                                      424,638.92
                                                                                --------------
                                                                                                       1,317,876.75
                  Less:
                        Reimbursement Advances
                        Funds deposited in Holds Account                           (631,396.86)
                                                                                   (557,951.59)
                                                                                --------------
                                                                                                      (1,189,348.45)
                                                                                                     --------------

Total Funds Available for Distribution                                                               141,959,179.43
                                                                                                     ==============

DISTRIBUTIONS

      Servicing Fee                                                               3,911,164.00
      Trustee and Other Fees                                                        514,051.52
      Other Miscellaneous Payments                                                        0.00
                                                                                --------------

Total Fee Distribution                                                                                 4,425,215.52

      Note Interest Distribution Amount - Class A-1             2,484,774.48
      Note Interest Distribution Amount - Class A-2             5,818,300.00
      Note Interest Distribution Amount - Class A-3             8,501,675.00
      Note Interest Distribution Amount - Class A-4             5,915,250.00
                                                              --------------

Total Class A Interest Distribution                                              22,719,999.48

      Note Principal Distribution Amount - Class A-1          104,195,951.64
      Note Principal Distribution Amount - Class A-2                    0.00
      Note Principal Distribution Amount - Class A-3                    0.00
      Note Principal Distribution Amount - Class A-4                    0.00
                                                              --------------

Total Class A Principal Distribution                                            104,195,951.64
                                                                                --------------

Total Principal and Interest Distribution                                                            126,915,951.12

      Letter of Credit Fee                                                                               293,058.34

      Spread Account Deposit                                                                          10,324,954.45
                                                                                                     --------------

Total Distributions                                                                                  141,959,179.43
                                                                                                     ==============

===================================================================================================================

                        WFS FINANCIAL 2000-C OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of January 31, 2001
                   for Distribution Date of February 20, 2001


=========================================================================================================================
PORTFOLIO DATA:
                                                              # of loans
      Beginning Security Balance                                            92,952                       1,285,128,790.94
          Less:         Scheduled Principal Balance                              0    (50,174,392.29)
                        Full Prepayments                                    (3,477)   (34,285,090.28)
                        Partial Prepayments                                      0              0.00
                        Liquidations                                        (1,441)   (19,736,469.07)
                                                                                      --------------
                                                                                                          (104,195,951.64)
                                                                                                         ----------------

      Ending Security Balance                                               88,034                       1,180,932,839.30
                                                                                                         ================

OTHER RELATED INFORMATION:

Spread Account

      Funded Amount:

                        Beginning Balance                                               3,019,185.45
                        Deposits                                                       10,324,954.45
                        Reductions                                                                --
                                                                                       -------------
                        Ending Balance                                                                      13,344,139.90

      Letter of Credit:

                        Beginning Balance                                              41,700,000.00
                        Reductions                                                              0.00
                                                                                       -------------
                        Ending Balance                                                                      41,700,000.00
                                                                                                         ----------------

      Total Spread Account                                                                                  55,044,139.90
                                                                                                         ================

Modified Accounts:
      Principal Balance                                                                        0.00%                 0.00
      Scheduled Balance                                                                        0.00%                 0.00

Servicer Advances
      Beginning Unreimbursed Advances:                                                    742,946.08
      New Advances                                                                        893,237.83
      Advances Reimbursed                                                                (631,396.86)
                                                                                       -------------
      Ending Unreimbursed Advances:                                                                          1,004,787.05

Holding Account:
      Beginning Balance                                                                   483,928.74
      Funds Deposited                                                                     557,951.59
      Withdrawal to Collection Account                                                   (424,638.92)
                                                                                       -------------
      Ending Balance                                                                                           617,241.41

Net Charge-Off Data:                                          # of loans
      Charge-Offs                                                            1,879     10,638,189.98
      Recoveries                                                              (832)    (1,609,368.28)
                                                                                       -------------
      Net Charge-Offs                                                        1,047                           9,028,821.70

Delinquencies ( P&I):                                         # of loans
      30-59 Days                                                              1773     22,156,054.85
      60-89 Days                                                               554      6,990,324.94
      90-119 Days                                                              249      2,974,748.30
      120 days and over                                                         21        304,731.07

Repossessions                                                                  142      1,028,316.21

Contracts Repurchased (pursuant to Sect. 3.02, 4.07,
    or 9.01 of the Sale and Servicing Agreement)                                 0                                   0.00

Charge-Off Percentage                                                                                               4.23%
Delinquency Percentage                                                                                              0.85%

WAC                                                                                                              15.0464%
WAM                                                                                                                55.542

=========================================================================================================================

                        WFS FINANCIAL 2000-C OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of January 31, 2001
                   for Distribution Date of February 20, 2001


=====================================================================================
                                       BEGINNING       NOTE QUARTERLY
                     ORIGINAL         OUTSTANDING         PRINCIPAL         PRIOR
                     PRINCIPAL         PRINCIPAL        DISTRIBUTABLE     PRINCIPAL
  CLASSES             BALANCE           BALANCE            AMOUNT         CARRYOVER
=====================================================================================
 A-1              247,000,000.00     142,128,790.94    104,195,951.64       0.00

 A-2              332,000,000.00     332,000,000.00              0.00       0.00

 A-3              481,000,000.00     481,000,000.00              0.00       0.00

 A-4              330,000,000.00     330,000,000.00              0.00       0.00


=====================================================================================

      TOTAL     1,390,000,000.00   1,285,128,790.94    104,195,951.64       0.00

=====================================================================================


=========================================================================================================
                        TOTAL                                           REMAINING            TOTAL
                      PRINCIPAL          PRINCIPAL        CURRENT      OUTSTANDING         PRINCIPAL
                    DISTRIBUTABLE      DISTRIBUTION      PRINCIPAL      PRINCIPAL         AND INTEREST
  CLASSES              AMOUNT             AMOUNT         CARRYOVER       BALANCE          DISTRIBUTION
=========================================================================================================
 A-1               104,195,951.64     104,195,951.64        0.00        37,932,839.30    106,680,726.12

 A-2                         0.00               0.00        0.00       332,000,000.00      5,818,300.00

 A-3                         0.00               0.00        0.00       481,000,000.00      8,501,675.00

 A-4                         0.00               0.00        0.00       330,000,000.00      5,915,250.00


========================================================================================================

      TOTAL        104,195,951.64     104,195,951.64        0.00     1,180,932,839.30    126,915,951.12

========================================================================================================


==============================================================================================================================
                        NOTE QUARTERLY                   TOTAL
                           INTEREST         PRIOR        INTEREST         INTEREST      CURRENT     DEFICIENCY        POLICY
NOTE       INTEREST     DISTRIBUTABLE     INTEREST     DISTRIBUTABLE    DISTRIBUTION    INTEREST      CLAIM            CLAIM
CLASSES      RATE           AMOUNT        CARRYOVER       AMOUNT           AMOUNT      CARRYOVER      AMOUNT           AMOUNT
==============================================================================================================================
 A-1        6.841%       2,484,774.48        0.00      2,484,774.48     2,484,774.48      0.00         0.00               0.00

 A-2         7.01%       5,818,300.00        0.00      5,818,300.00     5,818,300.00      0.00         0.00               0.00

 A-3         7.07%       8,501,675.00        0.00      8,501,675.00     8,501,675.00      0.00         0.00               0.00

 A-4         7.17%       5,915,250.00        0.00      5,915,250.00     5,915,250.00      0.00         0.00               0.00

                                                                                                  ============================

                                                                                                       0.00               0.00

                                                                                                  ============================

                                                                                                  Note Percentage      100.00%

==============================================================================================

 TOTAL                  22,719,999.48        0.00     22,719,999.48    22,719,999.48      0.00

==============================================================================================================================

                        WFS FINANCIAL 2000-C OWNER TRUST
                              Officer's Certificate
               for Master Service Report Date of January 31, 2001
                   for Distribution Date of February 20, 2001


================================================================================


Detailed Reporting

                                 See Schedule F


WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of January 31, 2001 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2000.



                                        /s/ MARK OLSON
                                        ----------------------------------------
                                        Mark Olson
                                        Senior Vice President
                                        Controller


                                        /s/ SUSAN TYNER
                                        ----------------------------------------
                                        Susan Tyner
                                        Vice President
                                        Assistant Controller